UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN (State or other jurisdiction of incorporation)	0-20167 (Commission File Number)	38-2062816 (IRS Employer Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN (Address of principal executive offices)	49854 (Zip Code)

Registrant’s telephone number, including area code: (800) 200-7032

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
Mackinac Financial Investor Roadshow

ITEM 7.01 REGULATION FD DISCLOSURE

On April 28th and 29th, senior management of Mackinac Financial Corporation presented financial information to investors. The presentation is hereby filed.

(c)     Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Mackinac Financial Investor Roadshow dated April 28-29, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: April 29, 2005	By:	/s/ Ernie R. Krueger
Ernie R. Krueger
SVP/Controller

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EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Mackinac Financial Investor Roadshow dated April 28-29, 2005

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